Report Name - 10F-3

Fund - Salomon Brothers High Income Fund II

                                Period : 11/01/04 through 04/30/05


                                    ID : 515
                           Issuer Name : HCA Inc (due 01/15/15)
                            Trade Date : 11/16/04
                        Selling Dealer : JP Morgan Chase
                Total Shares Purchased : 2,100,000.00
                        Purchase Price : 99.67
                    % Received by Fund : 0.280%
                        % of Issue (1) : 2.667%
        Other Participant Accounts (2) :      17,900,000.00
                      Issue Amount (2) :     750,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : HCA Inc (due 01/15/15)
                            Trade Date : 11/16/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup Global Markets Inc.
                                         Deutsche Bank Securities Inc.
                                         Mizuho International plc
                                         Wachovia Capital Markets, LLC
                                         Scotia Capital (USA) Inc.
                                         SunTrust Capital Markets, Inc.
                                         BNY Capital Markets, Inc.
                                         Calyon Securities (USA) Inc.
                                         KeyBanc Capital Markets
                         Selling Group : N/A


                                    ID : 264
                           Issuer Name : Las Vegas Sands Corp (2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 3,800,000.00
                        Purchase Price : 99.08
                    % Received by Fund : 1.520%
                        % of Issue (1) : 16.000%
        Other Participant Accounts (2) :      36,200,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                         Co-Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         Scotia Capital Inc
                                         UBS
                         Selling Group : N/A


                                    ID : 268
                           Issuer Name : Tribal Gaming (Mohegan-2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 2,475,000.00
                        Purchase Price : 100
                    % Received by Fund : 1.650%
                        % of Issue (1) : 13.333%
        Other Participant Accounts (2) :      17,525,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan) (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         SG Corporate & Investment Banking
                         Co-Manager(s) : Calyon Securities USA Inc
                                         Commerzbank AG
                                         Key Capital Markets Inc
                                         RBS Greenwich Capital
                                         Wells Fargo Securities
                         Selling Group : N/A


                                    ID : 339
                           Issuer Name : Host Marriott
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 3,400,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.523%
                        % of Issue (1) : 2.718%
        Other Participant Accounts (2) :      14,265,000.00
                      Issue Amount (2) :     650,000,000.00
          Total Received All Funds (2) :      17,665,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Host Marriott
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bank of New York Securities
                                         Bear Stearns & Co Inc
                                         Calyon New York
                                         RBS Securities Corp
                                         Scotia Capital Inc
                                         Societe Generale
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 340
                           Issuer Name : Levi (Floating Rate)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 1,150,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.303%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      12,850,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                         Selling Group : N/A


                                    ID : 400
                           Issuer Name : Chesapeak Energy Corp (due 2016)
                            Trade Date : 04/13/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 6,250,000.00
                        Purchase Price : 99.07
                    % Received by Fund : 1.042%
                        % of Issue (1) : 3.333%
        Other Participant Accounts (2) :      13,750,000.00
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp. (due 2016)
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         Lehman Brothers
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         BNP Paribas
                                         Citigroup
                                         Morgan Stanley
                                         ABN Amro
                                         Bosc Inc
                                         Calyon New York
                                         Comerica Inc
                                         Fortis Capital Corp
                                         Harris Nesbitt
                                         Piper Jaffray & Co
                                         RBC Dominion Securities
                                         RBS Greenwich Capital
                                         SunTrust Robinson Humphrey
                                         TD Securities
                                         Wachovia Bank
                                         Wells Fargo
                         Selling Group : N/A